UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 15, 2023
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PUBLIX SUPER MARKETS, INC.
(Exact name of Registrant as specified in its charter)
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Florida	000-00981	59-0324412
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 Publix Corporate Parkway
Lakeland, Florida		33811
(Address of principal executive offices)		(Zip Code)

(863) 688-1188
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 17, 2023, Publix Super Markets, Inc. (Company) announced that Randall T. Jones, Sr., the Company’s Chief Executive Officer and a member of the Company’s Board of Directors (Board), was appointed as the Company’s Executive Chairman and will serve as the Chairman of the Board, effective as of January 1, 2024. In connection with the appointment of Mr. Jones as Executive Chairman, effective January 1, 2024, William E. Crenshaw will remain a member of the Board and serve as Chairman Emeritus.

The Company also announced that Kevin S. Murphy, President of the Company, was appointed to serve as the Company’s Chief Executive Officer, and John L. Goff, Jr., Senior Vice President of Retail Operations, was appointed to serve as the Company’s President, each effective as of January 1, 2024.

The Board made the appointments of William E. Crenshaw, Randall T. Jones, Sr., Kevin S. Murphy, and John L. Goff, Jr. on November 15, 2023.

Information with respect to Messrs. Jones and Murphy required to be disclosed under Items 401(b), (d) and (e) and Item 404(a) of Regulation S-K pursuant to Item 5.02(c)(2) of Form 8-K has been included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the Securities and Exchange Commission (SEC) on March 1, 2023, or in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on March 9, 2023, as applicable, and such information is incorporated herein by reference.

Mr. Goff, 50, joined the Company in 1991 as a front service clerk in Jacksonville, Florida. He worked in various positions until he became a store manager in 2005. He was promoted to district manager in 2010 and to regional director in 2014. In 2019, Mr. Goff was promoted to Vice President of Miami Division and in 2022 he was promoted to Senior Vice President of Retail Operations. There are no family relationships between Mr. Goff and any director or executive officer of the Company, and the Company has not entered into any transactions with Mr. Goff that are reportable pursuant to Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Goff and any other persons pursuant to which he will be appointed President. Since the beginning of the Company’s last fiscal year, Mr. Goff has had no direct or indirect material interest in any transaction exceeding $120,000 to which the Company was a party, except for compensation solely resulting from his employment relationship with the Company.

Item 7.01.     Regulation FD Disclosure

On November 17, 2023, the Company issued a press release regarding the leadership transitions described under Item 5.02 above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (Exchange Act), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits

(d).     Exhibits

99.1.     Press Release dated November 17, 2023
104.     Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIX SUPER MARKETS, INC.

Date: November 20, 2023	By:	/s/ David P. Phillips
David P. Phillips, Executive Vice President, Chief Financial Officer and
Treasurer (Principal Financial and Accounting Officer)